UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2019
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RETROPHIN, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive Suite 200, San Diego, CA 92130
(Address of Principal Executive Offices, including Zip Code)
(760) 260-8600
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RTRX	The Nasdaq Global Market

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director Appointment
(d) On May 9, 2019, the Board of Directors (the “Board”) of Retrophin, Inc. (the “Company”) approved an increase to the size of the Board from nine to ten directors and approved the appointment of Sandra Poole to serve as a director of the Company, effective May 13, 2019. Ms. Poole’s potential Board committee appointments have not been formally determined as of the date of filing this report on Form 8-K.
In accordance with the Company’s non-employee director compensation program which has recently been updated, upon her appointment as a director, Ms. Poole received a nonqualified stock option to purchase 14,000 shares of the Company’s common stock at an exercise price equal to the closing price of the Company’s common stock on the date of grant, and a restricted stock unit covering 3,500 shares of the Company’s common stock, each of which will vest and become exercisable over a three year period following the date of grant.  Additionally, Ms. Poole will be entitled to receive a $50,000 annual retainer for her service as a director and an additional committee retainer if she is appointed to a committee of the Board.
At each annual meeting of stockholders following which Ms. Poole's term as a director continues, starting with the Company’s 2020 annual meeting of stockholders, Ms. Poole will be entitled to receive a nonqualified stock option to purchase 8,000 shares of the Company’s common stock, and a restricted stock unit covering 2,000 shares of the Company’s common stock, each of which will vest and become exercisable on the one year anniversary of the date of grant. The Company is not aware of any transaction involving Ms. Poole requiring disclosure under Item 404(a) of Regulation S-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Dated: May 13, 2019	By:	/s/ Elizabeth E. Reed
	Name:	Elizabeth E. Reed
	Title:	Senior Vice President, General Counsel and Secretary